UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2010
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On April 26, 2010, United Western Bancorp, Inc. (the “Company”) announced that the Annual Meeting of Shareholders originally scheduled to be held on May 13, 2010 has been rescheduled to July 30, 2010. The record date of March 10, 2010 for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting has been changed to May 31, 2010. The Company chose to reschedule the Annual Meeting to better accommodate shareholder schedules and encourage shareholder participation in the Annual Meeting.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

99.1	Press Release from United Western Bancorp, Inc., dated April 26, 2010, entitled “United Western Bancorp, Inc. Reschedules Annual Meeting.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 26, 2010	UNITED WESTERN BANCORP, INC.

By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President, General Counsel and Chief Operating Officer

EXHIBIT INDEX

    99.1    Press Release from United Western Bancorp, Inc., dated April 26, 2010, entitled "United Western Bancorp, Inc. Reschedules Annual Meeting."